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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2002

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                           001-31465               35-2164875
       (State or other jurisdiction             (Commission File         (I.R.S. Employer
    of incorporation or organization)                Number)           Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                  77002
 (Address of principal executive offices)                                   (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


         This Form 8-K/A amends the Form 8-K filed on December 5, 2002. On December 5, 2002, CSTL LLC, an affiliate of the Company, completed its acquisition of 120 million tons of coal reserves from Coastal Coal Company, a subsidiary of El Paso Corporation. Over half of the total tonnage contained in the reserves is located in Kentucky, and the remaining reserves are located in Virginia and West Virginia. The Company also acquired 177,000 mineral acres that are expected to generate minor timber, lease and oil and gas income. Prior to the acquisition, Coastal Coal operated mines on the property and leased a portion of the reserves to third parties. The Company will lease all of the reserves to third parties and to Coastal Coal and will not conduct mining operations on the reserves.

         The Company paid $57 million in cash for the reserves as a result of arm's-length negotiations with El Paso. In addition, El Paso retained an overriding royalty interest in a portion of the tonnage and acreage acquired. The funds used to complete the acquisition were borrowed under the Company's revolving credit facility with PNC Bank, National Association; Branch Banking and Trust Company; Bank of Montreal; BNP Paribas and The Huntington National Bank. None of the Company, its affiliates, its directors or officers or their associates has a material relationship with El Paso or Coastal Coal.

         The Company has filed the press release announcing the completion of the acquisition as Exhibit 99.1 to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

99.1              Press release issued December 5, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATURAL RESOURCE PARTNERS L.P.
                                        (Registrant)

                                        By:  NRP (GP) LP
                                             its General Partner

                                        By:  GP Natural Resource Partners LLC
                                             its General Partner

                                             /s/ Charles H. Kerr
                                             ---------------------------------
                                             Charles H. Kerr
                                             Secretary

         Dated: January 9, 2003



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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            DESCRIPTION
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
99.1              Press release issued December 5, 2002
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